Exhibit 99.2

Last Updated  2/24/2012

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended December 31, 2011 and 2010

		3 Months Ended December			12 Months Ended December
Line		2011	2010	Incr (Decr)	2011	2010	Incr (Decr)

	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$22	$13	$9	$364	$356	$8
2	APS Energy Services	—	—	—	—	—	—
3	SunCor	—	—	—	—	—	—
4	El Dorado	—	—	—	—	2	(2)
5	Parent Company	(2)	(3)	1	(8)	(13)	5

6	Income From Continuing Operations	20	10	10	356	345	11

	Income (Loss) From Discontinued Operations - Net of Tax
7	SunCor	—	—	—	(2)	(9)	7
8	Other	—	2	(2)	13	34	(21)
9	Total	—	2	(2)	11	25	(14)

10	Net Income	20	12	8	367	370	(3)

11	Less: Net Income (Loss) Attributable to Noncontrolling Interests	7	5	2	28	20	8

12	Net Income Attributable to Common Shareholders	$13	$7	$6	$339	$350	$(11)

	EARNINGS PER SHARE BY SUBSIDIARY - DILUTED

13	Arizona Public Service	$0.20	$0.12	$0.08	$3.31	$3.32	$(0.01)
14	APS Energy Services	—	—	—	—	—	—
15	SunCor	—	—	—	—	—	—
16	El Dorado	—	—	—	—	0.01	(0.01)
17	Parent Company	(0.02)	(0.02)	—	(0.07)	(0.11)	0.04

18	Income From Continuing Operations	0.18	0.10	0.08	3.24	3.22	0.02

	Income (Loss) From Discontinued Operations - Net of Tax
19	SunCor	—	—	—	(0.02)	(0.08)	0.06
20	Other	—	0.02	(0.02)	0.12	0.32	(0.20)
21	Total	—	0.02	(0.02)	0.10	0.24	(0.14)

22	Net Income	0.18	0.12	0.06	3.34	3.46	(0.12)

23	Less: Net Income (Loss) Attributable to Noncontrolling Interests	0.07	0.05	0.02	0.25	0.19	0.06

24	Net Income Attributable to Common Shareholders	$0.11	$0.07	$0.04	$3.09	$3.27	$(0.18)

25	BOOK VALUE PER SHARE	$34.98	$33.86	$1.12	$34.98	$33.86	$1.12

	COMMON SHARES OUTSTANDING (Thousands)
26	Average - Diluted	110,077	109,224	853	109,864	107,138	2,726
27	End of Period	109,246	108,770	476	109,246	108,770	476

See Glossary of Terms.

Last Updated  2/24/2012

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended December 31, 2011 and 2010

		3 Months Ended December			12 Months Ended December
Line		2011	2010	Incr (Decr)	2011	2010	Incr (Decr)

	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
28	Residential	$285	$281	$4	$1,539	$1,504	$35
29	Business	335	325	10	1,454	1,441	13
30	Total retail	619	606	13	2,993	2,945	48
	Wholesale revenue on delivered electricity
31	Traditional contracts	13	11	2	68	65	3
32	Off-system sales	11	20	(9)	59	86	(27)
33	Transmission for others	6	8	(2)	30	34	(4)
34	Other miscellaneous services	16	10	6	87	50	37
35	Total regulated operating electricity revenues	667	655	12	3,237	3,180	57

	MARKETING AND TRADING
36	Electricity and other commodity sales	—	—	—	—	1	(1)
37	Total operating electric revenues	$667	$655	$12	$3,237	$3,181	$56

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
38	Residential	2,598	2,613	(15)	13,290	13,035	255
39	Business	3,540	3,463	77	14,920	14,674	246
40	Total retail	6,139	6,076	63	28,210	27,709	501
	Wholesale electricity delivered
41	Traditional contracts	185	127	58	959	750	209
42	Off-system sales	447	674	(227)	2,333	2,742	(409)
43	Retail load hedge management	31	96	(65)	153	659	(507)
44	Total regulated electricity	6,802	6,973	(172)	31,655	31,860	(205)

	MARKETING AND TRADING
45	Wholesale sales of electricity	—	—	—	—	—	—
46	Total electric sales	6,802	6,973	(172)	31,655	31,860	(205)

	POWER SUPPLY ADJUSTOR (“PSA”) - REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

47	Deferred fuel and purchased power regulatory asset - beginning balance	$32	$(41)	$73	$(58)	$(87)	$29
48	Deferred fuel and purchased power costs - current period	(38)	(44)	6	(69)	(93)	24
49	Interest on deferred fuel		—	—		—	—
50	Amounts recovered through revenues	34	27	7	155	122	33
51	Deferred fuel and purchased power regulatory asset - ending balance	$28	$(58)	$86	$28	$(58)	$86

See Glossary of Terms.

Last Updated  2/24/2012

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended December 31, 2011 and 2010

		3 Months Ended December			12 Months Ended December
Line		2011	2010	Incr (Decr)	2011	2010	Incr (Decr)

	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
52	Residential	995,645	990,319	5,326	994,244	989,989	4,255
53	Business	126,497	125,232	1,265	125,992	125,320	672
54	Total	1,122,142	1,115,551	6,591	1,120,236	1,115,309	4,927
55	Wholesale customers	46	51	(5)	46	51	(5)
56	Total customers	1,122,188	1,115,602	6,586	1,120,282	1,115,360	4,922

57	Customer growth (% over prior year)	0.6%	0.5%	0.1%	0.4%	0.6%	(0.2)%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

58	Residential	2,540	2,579	(39)	13,252	13,215	36
59	Business	3,531	3,437	94	14,931	14,809	122
60	Total	6,071	6,016	55	28,183	28,025	158

	RETAIL USAGE (KWh/Average Customer)

61	Residential	2,610	2,639	(29)	13,367	13,167	200
62	Business	27,988	27,654	334	118,421	117,092	1,329

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

63	Residential	2,552	2,604	(53)	13,328	13,349	(21)
64	Business	27,911	27,443	468	118,509	118,171	338

	ELECTRICITY DEMAND (MW)

65	Native load peak demand	5,221	5,761	(541)	7,087	6,936	151

	WEATHER INDICATORS - RESIDENTIAL

	Actual
66	Cooling degree-days	62	60	2	1,820	1,740	80
67	Heating degree-days	442	309	133	1,056	829	227
68	Average humidity	25%	38%	(13)%	22%	26%	(4)%

	10-Year Averages
69	Cooling degree-days	46	46	0%	1,783	1,783	0%
70	Heating degree-days	382	382	0%	895	895	0%
71	Average humidity	36%	36%	0%	26%	26%	0%

See Glossary of Terms.

Last Updated  2/24/2012

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary

Periods Ended December 31, 2011 and 2010

		3 Months Ended December			12 Months Ended December
Line		2011	2010	Incr (Decr)	2011	2010	Incr (Decr)

	ENERGY SOURCES (GWH)

	Generation production
72	Nuclear	2,041	2,169	(128)	9,102	9,079	23
73	Coal	2,929	3,160	(231)	12,248	12,383	(135)
74	Gas, oil and other	1,675	1,314	361	5,705	5,366	339
75	Total generation production	6,644	6,643	1	27,055	26,828	227
	Purchased power
76	Firm load	576	611	(35)	5,419	5,429	(10)
77	Marketing and trading	79	206	(127)	933	1,531	(598)
78	Total purchased power	655	817	(162)	6,352	6,960	(608)
79	Total energy sources	7,299	7,460	(161)	33,407	33,788	(381)

	POWER PLANT PERFORMANCE

	Capacity Factors
80	Nuclear	81%	86%	(5)%	91%	91%	(0)%
81	Coal	76%	82%	(6)%	80%	81%	(1)%
82	Gas, oil and other	22%	18%	4%	19%	18%	1%
83	System average	48%	48%	(0)%	49%	49%	0%

	ECONOMIC INDICATORS

	Building Permits - Metro Phoenix (a)
84	Single-family	1,348	904	444	6,273	5,613	660
85	Multi-family	818	164	654	2,462	755	1,707
86	Total	2,166	1,068	1,098	8,735	6,368	2,367

	Arizona Job Growth (b)
87	Payroll job growth (% over prior year)	1.9%	(0.4)%	2.2%	0.9%	(2.1)%	3.0%
88	Unemployment rate (%, seasonally adjusted)	8.8%	9.7%	(0.9)%	9.2%	9.9%	(0.7)%

Sources:

(a)    Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(b)    Arizona Department of Economic Security

See Glossary of Terms.